UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

OAK STREET HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-239818	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. Monroe Street, Suite 1200 Chicago, IL		60603
(Address of principal executive offices)		(Zip Code)

(312) 733-9730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2020, Oak Street Health, Inc. (the “Company”) priced the initial public offering (“IPO”) of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $21.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-239818), as amended (the “Registration Statement”). On August 5, 2020, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC (the “Representatives”), as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 15,625,000 shares of its Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 2,343,750 shares of Common Stock from the Company, which was exercised by the Underwriters in whole. The offering closed and the shares were delivered on August 10, 2020.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

a Sponsor Director Nomination Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Humana Director Nomination Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Registration Rights Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Master Structuring Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Company Merger Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Management Merger Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Contribution and Exchange Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

a Tax Matters Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statements and as described therein.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2020, Julie Klapstein and Cheryl Dorsey were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On August 10, 2020, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 5, 2020 the Company adopted the Oak Street Health, Inc. Omnibus Incentive Plan (the “Plan”) and the Oak Street Health, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), copies of which are filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions and forms of the Plan and the ESPP are substantially the same as the descriptions and the forms set forth in and filed as exhibits to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2020, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On August 11, 2020, the Company issued a press release announcing the closing of the offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 5, 2020, among Oak Street Health, Inc. and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of Oak Street Health, Inc., dated August 10, 2020.

3.2	Amended and Restated Bylaws of Oak Street Health, Inc., dated August 10, 2020.

4.1	Registration Rights Agreement, dated August 10, 2020, by and among the Company and the other signatories party thereto.

10.1	Sponsor Director Nomination Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.2	Humana Director Nomination Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.3*	Master Structuring Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.4*	Company Merger Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.5*	Management Merger Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.6	Contribution and Exchange Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.7	Tax Matters Agreement, dated as of August 10, 2020, by and among the Company and the other signatories party thereto.

10.8	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to Oak Street Health, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 10, 2020).

10.9	Oak Street Health, Inc. Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to Oak Street Health, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 10, 2020).

10.10	Oak Street Health, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.6 to Oak Street Health, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 10, 2020).

99.1	Press Release dated August 11, 2020.

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK STREET HEALTH, INC.

Date: August 11, 2020	By:	/s/ Robert Guenthner
	Name:	Robert Guenthner
	Title:	Chief Legal Officer